Significant transactions	9 Months Ended
Jul. 31, 2024
Text Block [Abstract]
Significant transactions
Note 4. Significant transactions
Sale of certain banking assets in the Caribbean
On October 31, 2023, CIBC Caribbean Bank Limited (CIBC Caribbean) announced that it had entered into an agreement to sell its banking assets in Curaçao and Sint Maarten. The sale of banking assets in Curaçao was completed on May 24, 2024 upon the satisfaction of the closing conditions, and was not material. The Sint Maarten transaction is subject to closing conditions, and is expected to be finalized in the second
quarter of 2025. The impact upon closing is not expected to be material.